SHARE PURCHASE AGREEMENT
                            ------------------------

THIS  dated  for  reference  30th  day  of  November,  1999.

AMONG:

TRADE-FAST,  INC.,  a  Delaware  corporation with an office at 585 Stewart Ave.,
Suite  412,  Garden  City,  New  York,  11530
     (herein  called  the  "Company")

AND:

ALAN  COHEN
(herein  "Vendor")

AND:

E-FINANCIAL DEPOT.COM, INC., a Delaware corporation with an office at 1005 - 750 West Pender Street, Vancouver, British Columbia, Canada, V6C 2T8. (herein "Purchaser")

WHEREAS:

A. The Vendor is the registered and beneficial owners of all of the issued and outstanding shares of the Company (the "Vendor's Shares");

B. Pursuant to a Letter of Intent dated November 10, 1999 between the Company and the Purchaser, the Purchaser agreed, subject to completion of a due diligence review to acquire the Vendor's Shares; and

C. Upon the terms and subject to the conditions set forth in this Agreement, the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase, the Vendor's Shares for the consideration set forth below; THEREFORE in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereto covenant and agree each with the other as follows:

1.     DEFINITIONS  AND  INTERPRETATION

1.1     In  this  Agreement:

(a) "Accounts Payable" means all of the trade accounts and other debts and accrued charges owed by the Company as at the date hereof (other than the Permitted Liens), and which are enumerated and described in the Financial Statements, together with those trade accounts reasonably incurred in the normal and ordinary course of the Business between the date hereof and the Closing Date, whether the same are due or to become due at or after the Closing Date;

(b) "Accounts Receivable" means all of the trade accounts, notes, commissions and other debts arising out of the operation of the Business owing to the Company as at the Closing Date, whether due or to become due as at or after the Closing Date;

(c) "Business" means the business of managing the broker-dealer business currently carried on by New World Securities in accordance with the terms of the Management Services Agreement;

(d) "Business Assets" means all of the real property, personal property, choses in action, intangible or intellectual property and all other assets of whatsoever nature owned or leased by any of the Entities, or in which any of the Entities has any right or interest or the right to acquire an interest, including the Accounts Receivable, the Contracts and the assets listed in Schedule "A";

(e) "Closing" means the completion of the transactions contemplated hereby in accordance with the terms hereof;

(f) "Closing Date" means three business days following the satisfaction or waiver of the conditions hereto, but in any event no later than November 30, 1999, unless otherwise agreed to by the parties.

(g) "Consents" means the consents, waivers and approvals set forth in Schedule "B";

(h) "Contracts" means all of the commitments, agreements, contracts, instruments, leases and other documents entered into by any of the Entities, by which any of the Entities is bound or to which any of the Entities or the Business Assets are subject (other than the Permitted Liens) and which are described in Schedule "C";

(i) "Due Diligence Period" means the period commencing on November 10, 1999 and ending on November 26, 1999;

(j)     "Entities" means collectively the Company, the Subsidiary and New World;

(k)     "Escrow  Agent"  has  the  meaning  set  forth  in  Section  3.5;

(l) "Escrow Agreement" means the escrow agreement attached hereto as Schedule "N";

(m)     "Escrow  Shares"  has  the  meaning  set  forth  in  Section  3.1;

(n)     "Execution  Date"  means  the  date  of  signing  of  this  Agreement;

(o) "Financial Statements" means the most current financial statements of the Company, copies of which are attached as Schedule "D";

(p) "Indebtedness" means any and all advances, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities and undertakings of a person assumed, created, incurred or made, whether voluntary or involuntary, however arising, whether due or not due, absolute, inchoate or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether such persons may be liable individually or jointly with others;

(q) "Intellectual Property" means all, copyrights, copyright registrations and applications, trade names or brand names, Internet domain names, business names, trade-marks, trade-mark registrations and applications, service marks, service mark registrations and applications, trade secrets, proprietary programming information and know-how, patents and patent applications, and other patent rights, processes, technology, software (in both source code and object code format), documentation in relation to software, firmware and other intellectual property, together with all rights under licences, registered user agreements, technology transfer agreements, and other agreements or instruments relating to any of the foregoing, owned by any of the Entities or otherwise used in connection with the Business or the New World Business, including the intellectual property described on Schedule "M";

(r) "Lien" means any mortgage, debenture, charge, hypothecation, pledge, lien, or other security interest or encumbrance of whatever kind or nature, regardless of form and whether consensual or arising by laws, statutory or otherwise that secures the payment of any Indebtedness or the performance of any obligation or creates in favour of or grants to any person any proprietary right;

(s) "Management Services Agreement" means that management services agreement between the Company and New World Securities Inc. dated for reference November 30, 1999;

(t) "NASD" means the National Association of Securities Dealers Inc. and its associated companies including, but not limited to, NASD Regulation, Inc.;

(u) "New World" means Lynn Kitchen Inc., d.b.a. New World Securities Inc., a licensed broker dealer;

(v) "New World Business" means the broker-dealer business as currently conducted by New World;

(w) "New World Financial Statements" means the most current financial statements of the Company filed with the NASD, copies of which are attached as Schedule "E";

(x) "New World Option" means the option to be granted to the Purchaser by the Vendor entitling the Purchaser to acquire all of the issued and outstanding shares at a price of $1.00 in total;

(y)     "OTC  BB"  means  the  OTC  Bulletin  Board;

(z)     "Permitted  Liens"  means  the  liens  described  in  Schedule  "F";

(aa) "Purchase Price" means, for the purposes of section 2 hereof, the amount of $18,000,000, subject to adjustment pursuant to paragraph 3 herein, payable by way of issuance of the Purchaser Shares;

(bb) "Purchaser's Closing Documents" means those documents to be delivered by the Purchaser at Closing as referenced in Section 16.1 hereof;

(cc)     "Purchaser  Shares"  means  Four  Million  (4,000,000)  shares  of  the
Purchaser having a deemed price of $4.50 per share subject to adjustment in accordance with section 2.3 herein;

(dd)     "Purchaser's  Solicitors"  means  Clark,  Wilson,  Barristers  and
Solicitors;

(ee)     "SEC"  means  the  Unites  States  Securities  and Exchange Commission;

(ff) "Securities Exchange Act" means the United States Securities Exchange Act of 1934;

(gg)     "Securities  Act"  means  the  United  States  Securities  Act of 1933;

(hh)      "Subsidiary"  means  EZ  Trade.com,  Inc.;

(ii) Vendor's Closing Documents" means those documents, instruments, resolutions and share certificates referenced in Section 15.1 hereof; and

(jj)     "Vendor's  Shares"  has  the  meaning  set  forth  in  Recital A above.

1.2     In  this  Agreement,  except  as  otherwise  expressly  provided:

(a) "Agreement" means this share purchase agreement, including the preamble and the Schedules hereto, as it may from time to time be supplemented or amended and in effect;

(b) all references in this Agreement to a designated "Section" or other subdivision or to a Schedule is to the designated Section or other subdivision of, or Schedule to, this Agreement;

(c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision or Schedule;

(d) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

(e) the singular of any term includes the plural, and vice versa; the use of any term is equally applicable to any gender and, where applicable, a body corporate; the word "or" is not exclusive; the word "including" means including without limitation or prejudice to the generality of any description, definition, term or phrase preceding that word, and the word "include" and its derivatives will be construed accordingly; the expression "to the knowledge of" or any similar expression as applied to a corporation or individual, refers to,
(A) in the case of an individual, the knowledge as at the relevant date that such individual had or would have had had he exercised due diligence in making enquiries in relation to the matter in question from all sources of information likely to provide him with knowledge of same, and (B) in the case of a corporate person, the knowledge (as aforementioned) of a director or officer thereof as at the relevant date;

(f) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in the United States;

(g) except as otherwise provided, any dollar amount referred to in this Agreement means the lawful currency of the United States;

(h) any other term defined within the text of this Agreement has the meaning so ascribed.

1.3     The  following  are  the  Schedules  to  this  Agreement:

SCHEDULE     DESCRIPTION
--------     -----------
A     Business  Assets
B     Consents
C     Contracts
D     Financial  Statements
E     New  World  Financial  Statements
F     Permitted  Liens
G     Authorized  and  Issued  Capital
H     Directors  and  Officers
I     Banking  Arrangement
J     Employee  List
K     Employee  Benefit  Plans
L     Litigation
M     Intellectual  Property
N     Escrow  Agreement
O     Insurance  Policies

2.     PURCHASE  AND  SALE

2.1 Upon and subject to the terms and conditions of this Agreement, the Purchaser hereby agrees to purchase from the Vendor, and the Vendor hereby undertakes to sell or procure the sale of and transfer to the Purchaser, all legal and beneficial interest in the Vendor's Shares.

2.2 The Purchase Price will be paid on the Closing Date by the Purchaser by issuing the Purchaser Shares to the Vendor.

2.3 Notwithstanding the above, in circumstances during the period ending 12 months from the Closing Date, the Purchaser issues shares in its capital stock (a "Dilutive Issuance"), other than pursuant to options or other agreements existing as of the date hereof and, incentive stock options subsequently granted to bona fide employees and consultants to the Purchaser, at a price less than $4.50 per share (the "Dilutive Price"), the Purchase Price shall be adjusted by issuing to the Vendor such further number of shares of the Purchaser in order that the Vendor shall have received the Purchase Price in shares of the common stock of the Purchaser having a deemed price per share equal to the Dilutive Price and in circumstances where there is more than on Dilutive Issuance, this Section shall apply to each such Dilutive Issuance.

3.     ESCROW  SHARES

3.1 Seven Hundred Thousand (700,000) of the Purchaser Shares issued as a portion of the Purchase Price (the "Escrow Shares") will be escrowed in accordance with the terms of this Agreement and the Escrow Agreement attached hereto as Schedule "N".

3.2 The Escrow Shares will be returned to the Purchaser in circumstances where the Company does not have earnings prior to any distributions of at least Three Million ($3,000,000) Dollars for the Twelve Month period ending March 31, 2000 as evidenced by the financial statements of the Company for such period provided that, in circumstances where the Closing Documents are not released from escrow as contemplated under Section 17.1 by December 15, 1999, the ending date for the above referenced Twelve Month period will be extended to June 30, 2000.

3.3 For the purpose of calculating earnings, the Company will use accounting practices consistent with generally accepted accounting principles applicable in the United States and the Company's prior practices.

3.4 The Vendor agrees that in circumstances where the Escrow Shares are otherwise to be released to the Vendor as contemplated herein, the Purchaser will be entitled to have returned to it such number of Escrow Shares, having a deemed value of $4.50 per Escrow Share, as represent a value equal to the amount, if any, of the liabilities of the Company or New World at Closing which are in excess of the liabilities as disclosed in the focus report of New World as at November 30, 1999 and the unaudited financial statements of the Company as at November 30, 1999 delivered to the Purchaser prior to the Closing or otherwise disclosed in writing to the Purchaser prior to the Closing.

3.5 At the Closing, the Vendor will be deemed to have received and deposited with the Escrow Agent (as defined below) the Escrow Shares, without any act of any Vendor. As soon as practicable after Closing, the Escrow Shares will be deposited with Clark, Wilson, Barristers and Solicitors (or other entity acceptable to the Vendor and the Purchaser), as Escrow Agent (the "Escrow Agent"), to be governed by the terms set forth herein and in the Escrow Agreement. The Escrow Shares will be held in a trust and will not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and will be held and disbursed solely for the purposes and in accordance with terms of this Section 3 and the Escrow Agreement.

3.6 Concurrent with the execution of this Agreement, the Vendor and the Purchaser will execute and deliver the Escrow Agreement attached as Schedule "N" to this Agreement.

4.     RESTRICTED  SECURITIES

4.1 The Vendor understands that the Purchaser Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Purchaser Shares or an available exemption from registration under the Securities Act, the Purchaser Shares must be held indefinitely. In particular, the Vendor is aware that the Purchaser Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. In this connection, the Vendor represents that the Vendor understands that under Rule 144, the Purchaser Shares must be held for at least one year after purchase thereof from the Purchaser prior to resale (two years in the absence of public current information about the Purchaser) and that, under certain circumstances, the conditions for use of Rule 144 include the availability of public current information about the Purchaser, that sales be effected through a "broker's transaction" or transactions with a "market maker," and that the number of shares being sold not exceed specified limitations. In this regard the Purchaser shall take steps to cause the Company to facilitate such sales of the Purchaser Shares as shall be proposed to be made in accordance with Rule 144. Such public current information about the Purchaser for purposes of Rule 144 is now available, but may not be in the future.

4.2 It is understood and agreed that the certificates evidencing the Purchaser Shares may bear one or all of the following legends:

(a) "The shares represented by this certificate have not been registered under the United States Securities Act of 1933. They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred in the absence of a registration statement in effect with respect to such shares under such Act or an opinion of counsel or other evidence satisfactory to e-financial depot.com, Inc. and its counsel that such registration is not required."; or

(b)     Any  legend  required  by  any  other  jurisdiction.

5.     PURCHASER'S  COMMITMENTS

5.1 Upon and subject to the completion of the transactions contemplated herein, the Purchaser will provide a commitment in a form satisfactory to the principal shareholders of the Company, acting reasonably:

(a) to invest up to Three Million Five Hundred Thousand ($3,500,000) Dollars in the Company during the Twelve (12)-month period after Closing, to be applied for the purpose of implementing the Company's' business plan with the intention that One Million ($1,000,000) Dollars is to be invested on or about December 15, 1999;

(b) to investigate the opportunities for, and the logistics of. setting up online trading in Europe; and

(c) to retain all current employees, consultants and licensed staff of the Company at current salaries for a minimum of Twenty (24) months after closing subject to the right to terminate any such employees for cause.

6.     FINDER'S  FEE

6.1 The Vendor and the Purchaser will each assume liability for 50% of any finder's fee or commission payable to Dan Najor in respect of the transactions contemplated by this Agreement.

7.     CLOSING

7.1 The Closing will take place at 4:00 p.m. local time, on the Closing Date at the offices of the Purchaser's Solicitors, or at such other place, date and time, as the parties agree upon.

8.     WARRANTIES  AND  REPRESENTATIONS  OF  THE  VENDOR

8.1 The Vendor warrants and represents to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that:

(a) the Vendor is the registered holder and beneficial owner of the Vendor's Shares, free and clear of all Liens and the Vendor has no interest, legal or beneficial, direct or indirect, in any shares of, or the assets or business of, the Company other than the such Vendor's Shares;

(b) the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and will on the Closing Date have the rights to transfer the legal and beneficial title and ownership of the Vendor's Shares to the Purchaser;

(c) the Vendor does not have any specific information relating to the Company which is not generally known or which has not been disclosed to the Purchaser and which if known could reasonably be expected to have a materially adverse effect on the value of the Vendor's Shares;

(d) the Vendor understands that the Purchaser Shares are not registered under the Securities Act on the ground that the sale provided for in this agreement and the issuance of the securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Purchaser's reliance on such exemption is based on such Vendor's representation; and

(e) the Vendor has had adequate opportunity to obtain from representatives of the Purchaser such information, in addition to the representations set forth in this Agreement, as is necessary to evaluate the merits and risks of such Vendor's investment in the Purchaser Shares and such Vendor has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Purchaser Shares to be issued to such Vendor pursuant to the terms of this Agreement and to make an informed investment decisions with respect to such investment.

(f) the Vendor's Shares represent all of the issued and outstanding shares of the Company;

(g) the Company is the sole registered and beneficial owner of all of the issued and outstanding shares of the Subsidiary, free and clear of any Liens;

(h) the Vendor is also the sole registered and beneficial owner of all of the issued and outstanding shares of New World, free and clear of any Liens;

(i) the authorized and issued capital of the Company is as described in Schedule "G";

(j) no person has any agreement, right, option or privilege, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, right or option:

(i) to require any of the Entities to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of any of the Entities;

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of any of the Entities;

(iii) to require any of the Entities to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of such Entity;

(iv) to purchase or otherwise acquire any shares in the capital of any of the Entities; or

(v) which is capable of becoming an agreement for the acquisition of any of the Business Assets.

(k) each of the Entities is a private company limited by shares and duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(l)     the  directors  and  officers  of the Company are identified in Schedule
"H";

(m) all alterations to the constating documents of the Company since its incorporation, have been duly approved by the shareholders of the Company in accordance with applicable corporate law and registered with the relevant state authorities;

(n) the Company carries on the Business in New York and does not carry on any business in any other state or territory of the United States or in any other county and does not carry on any business other than the Business;

(o) New World is registered in all jurisdictions in which it currently carries on the New World Business;

(p) each of the Entities has the power, authority and capacity to carry on its business as presently conducted by it;

(q) each of the Entities has the power, authority and capacity to own and use all of the Business Assets owned or used by it;

(r) the Entities own and possess all right, title and interest in, and has good and marketable title to and possession of, all the Business Assets free and clear of all Liens (with the exceptions of the Permitted Liens, those Business Assets subject to the leases included in the Material Contracts and the Excluded Assets) and neither the Vendor, the Company nor New World has received notice from any third party claiming an interest in and to the Business Assets other than an interest which constitutes a Permitted Lien, and neither the Vendor, the Company nor New World has any reason to believe any such claim may be made;

(s) the Entities have no bank, trust, savings, chequing or other accounts or deposits, safety deposit boxes or other depositaries except as set out in Schedule "I", which Schedule is a true and complete list showing the name of each bank, trust company or similar financial institution in which the Entities have accounts, deposits or safety deposit boxes and the names of all persons authorized to draw thereon or have access thereto;

(t) each of the Entities and all employees of the Entities hold all licences, permits and other regulatory approvals required for the conduct in the ordinary course of the Business or the New World Business, as the case may be, and for the uses to which the Business Assets have been or may be put and all such licences, permits and regulatory approvals are in good standing and the conduct and uses of the same by each of the Entities or the employees of the Entities, as the case may be, are in compliance with all laws, zoning and other bylaws, building and other restrictions, rules, regulations and ordinances applicable to the Entities, the employees of the Entities, the Business, the New World Business or the Business Assets, and neither the execution and delivery of this Agreement nor the completion of the purchase and sale hereby contemplated will give any person the right to terminate or cancel the said licences, permits or regulatory approvals, or affect such compliance;

(u) the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i) conflict with or result in a breach of or violate any of the terms, conditions, or provisions of the constating documents of the Company;

(ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which any of the Entities or the Vendor is subject or constitute or result in a default under any agreement, contract or commitment to which any of the Entities or the Vendor are a party;

(iii) subject to obtaining the Consents, give to any person any remedy, cause of action, right of termination, cancellation or acceleration in or with respect to any agreement, contract, or commitment to which any of the Entities is a party including the Contracts and the Permitted Liens;

(iv) give to any government or governmental authority of the United States or any state or any regional district, district or municipality or any subdivision thereof, including any governmental department, commission, bureau, board, or administrative agency any right of termination, cancellation, or suspension of, or constitute a breach of or result in a default under any permit, license, control, or authority issued to any of the Entities and which is necessary or desirable in connection with the conduct and operation of the Business, the New World Business and the ownership, leasing or use of the Business Assets; or

(v) subject to obtaining the Consents, constitute a default by any of the Entities or an event which, with the giving of notice or lapse of time or both, might constitute an event of default or non-observance under any agreement, contract, indenture or other instrument relating to any Indebtedness of any of the Entities which would give any person the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture, or other instrument including the Contracts and the Permitted Liens;

(v) the Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior reporting periods, are true and correct in every material respect and present fairly and accurately the financial condition and position of the Company as at the date hereof and the results of the operations of the Company;

(w) the New World Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior reporting periods, are true and correct in every material respect and present fairly and accurately the financial condition and position of New World as at the date hereof and the results of the operations of New World;
(x) the Financial Statements and New World Financial Statements meet or exceed all federal and/or state financial disclosure requirements applicable to securities brokers and dealers;

(y) the provisions for doubtful accounts receivable of the Company on a consolidated basis as recorded in the Financial Statements are, and collections since the date hereof have proven them to be, adequate;

(z) the provisions for doubtful accounts receivable of New World on a consolidated basis as recorded in the New World Financial Statements are, and collections since the date hereof have proven them to be, adequate;

(aa) the Accounts Receivable of the Company and New World on a consolidated basis are bona fide, good and collectable without set-off or counterclaim save and except as described in Schedule "A";

(bb) there is no Indebtedness of the Company which is not disclosed or reflected in the Financial Statements except Accounts Payable;

(cc) there is no Indebtedness of New World which is not disclosed or reflected in the New World Financial Statements except Accounts Payable;

(dd) each of the Entities has been assessed for federal and state income tax for all years to and including fiscal year 1998, and the Company and New World have withheld and remitted to the relevant taxing authorities except those items listed and accrued in such Entity's financial statements as attached hereto all amounts required to be remitted to relevant tax collecting authorities respecting payments to employees or to non-residents, or otherwise and has paid all instalments of corporate taxes due and payable;

(ee) all tax returns and reports of the Company and New World and the Subsidiary required by law to be filed prior to the Execution Date (including all federal and state income tax returns), have been filed and are true, complete and correct, and all taxes and other government charges (including all income, excise, sales, business and property taxes and other rates, charges, assessment, levies, duties, taxes, contributions, fees and licenses) have been accrued in such Entity's financial statements as attached hereto;

(ff) adequate provision has been made for taxes payable by each of the Entities for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by or payment of any tax, governmental charge or deficiency by any of the Entities, and to the knowledge of the Vendor, there are no contingent tax liabilities or any grounds which would prompt a re-assessment, including aggressive treatment of income and expenses in filing earlier tax returns;

(gg) each of the Entities has made all elections required to be made under applicable tax legislation in connection with any distributions by the Entities and all such elections were true and correct and in the prescribed forms and were made within the prescribed time periods;

(hh)     none  of  the  Entities  has  prior  to  the  Execution  Date:

(i) acquired or had the use of any property from a person with whom such Entity was not dealing at arm's length;

(ii) disposed of anything to a person with whom such Entity was not dealing at arm's length for proceeds less than or greater than the fair market value thereof; or

(iii) discontinued carrying on any business in respect of which non-capital losses were incurred;

(ii) other than approvals and filings required under applicable securities laws, no authorization, approval, order, license, permit or consent of any governmental authority, regulatory body or court, and no registration, declaration or filing by the Vendor or any of the Entities with any such governmental authority, regulatory body or court is required in order for the Vendor to complete the contemplated purchase and sale, to duly perform and observe the terms and provisions of this Agreement, and to render this Agreement legal, valid, binding and enforceable in accordance with its terms;

(jj) the Business, the New World Business and the Business Assets comply with all applicable laws, judgments, decrees, orders, injunctions, rules, statutes and regulations of all courts, arbitrators or governmental authorities, including all environmental, health and safety statutes and regulations;

(kk) all material transactions of each of the Entities has been promptly and properly recorded or filed in or with its respective books and records, and the minute books of each of the Entities contains all records required to be kept as provided by applicable state law;

(ll)     with  respect  to  the  Intellectual  Property:

(i)     Schedule  "M"  contains  a  complete  and  accurate  list  of  all:

A.     trade-names,  trade-marks  and  service  marks;

B.     trade-mark  applications  and  service  mark  applications;

C.     registered  copyrights  and  copyright  applications;

D.     Internet  domain  name  registrations,
owned, used, made or applied for by each of the Entities setting out, in detail, the relevant dates, reference numbers and jurisdictions of each;

(ii) to the Vendor's knowledge, there is no state of facts which casts doubt on the validity or enforceability of the Intellectual Property;

(iii) the use of any Intellectual Property will not infringe the industrial, commercial or intellectual property rights of any other person;

(iv) except as disclosed in Schedule "L", to the Vendor's knowledge, there are no existing or threatened legal proceedings, claims, or allegations (formal or informal), or any basis for such proceedings, claims or allegations, in respect of the use or ownership of any Intellectual Property;

(v) none of the Entities is in default of any of its obligations as licensee under any technology licence pursuant to which it is a licensee;

(vi) neither the entering into of this Agreement nor the completion of the transactions contemplated hereby constitute or will constitute a breach of any agreement in respect of Intellectual Property; and

(vii) no past or present employee, consultant or contractor of any of the Entities has any right, title, or interest in or to any of any Intellectual Property, all such employees, consultants and contractors have assigned and waived in writing their rights (including moral rights) in and to the Intellectual Property, and all of the present employees of the Entities have executed and delivered to such Entity or employs them confidentiality and non-competition agreements in relation to any information or data of such Entity obtained in the course of his or her employment or other arrangement with such Entity, copies of which agreements have been provided to the Purchaser prior to the Closing Date.

(mm) each of the Entities is in full compliance with the rules and regulations of the applicable top level domain managers, including the domain managers of the .ca, .com, .net, .gov, and .org top level domains, to maintain its domain name registrations. To the Vendor's knowledge, there is currently no libellous, scandalous or illegal content in any of the websites maintained by any of the Entities in respect of which any complaint has been received by any of the Entities from any member of the public or from any government or authority or from any top level domain manager;

(nn) each of the Entities has in effect contingency plans and technologies for each of the following possible occurrences:

(i) failure of any of the major systems of such Entity's business to function in accordance with specifications due to the year 2000; and
(ii) failure of any data processing hardware and software, communications hardware and software, hardware and software storing and/or controlling databases or any other component of any data processing or communications device or system used in the Business;

(oo) the Company has not experienced nor, to the knowledge of the Company or the Vendor, has there been any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on the Business or the result of its operations;

(pp) New World has not experienced nor, to the knowledge of New World or the Vendor, has there been any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on the New World Business or the result of its operations;

(qq) the name of each present employee or consultant of each of the Entities, the duration of the employment of each such employee or consultant and the remuneration and benefit obligations in respect of each such employee or consultant is accurately set out in Schedule "J";

(rr) the Vendor has not received notice of any complaints filed by any employees against any of the Entities and are not aware of any facts or circumstances that may give rise to any complaints claiming that any of the Entities has violated applicable employee or human rights or similar legislation in jurisdictions which the Business or the New World Business, as the case may be is conducted or any complaints or proceedings of any kind involving the Vendor. All levies, assessments and penalties made against any of the Entities pursuant to applicable worker's compensation legislation have been paid without reassessment;

(ss) there are no pension, profit sharing, incentive, bonus, group insurance or similar plans or other compensation plans affecting any of the Entities other than those described in Schedule "K" and any of the Entities there is no unfunded or unpaid liability in respect of any such plan;

(tt) except for existing oral and written employment agreements with the individuals listed in Schedule "J", none of the Entities have any contract, agreement, undertaking or arrangement, whether oral, written or implied, which cannot be terminated on not more than one month's notice and none of the Entities have any outstanding agreement, contract or commitment (whether written or oral) whatsoever relating to or affecting the conduct of the Business, the New World Business or any of the Business Assets or for the purchase, sale or lease of any of the Business Assets other than the Contracts and the Permitted Liens;

(uu) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Vendor threatened against or affecting any of the Entities at law or in equity or before or by any court or federal, state, municipal or other governmental authority, department, commission, board, tribunal, bureau or agency and none of the Entities are a party to or threatened with any litigation, with the exception of the matters described in Schedule "L";

(vv)     none  of  the  Entities:

(i) is in breach of any of the terms, covenants, conditions, or provisions of, is not in default under, and has not done or omitted to do anything which, with the giving of notice or lapse of time or both, would constitute a breach of or a default under any Contract;

(ii) is in violation of nor is any present use by any of the Entities of any Business Assets in violation of or contravention of any applicable law, statute, order, rule or regulation of the United States or any state or any regional district, district or municipality or any subdivision thereof; and

(iii) is in breach or default under any judgment, injunction or other order or aware of any judicial, administration, governmental, or other authority or arbitrator by which any of the Entities is bound or to which any of the Entities or any Business Assets are subject;
and the Vendor has not received notice that any default, breach, or violation is being alleged;

(ww) the Company has not guaranteed, or agreed to guarantee, any Indebtedness or other obligation of any person except as described in the Financial Statements;

(xx) New World has not guaranteed, or agreed to guarantee, any Indebtedness or other obligation of any person except as described in the New World Financial Statements;

(yy) reasonable wear and tear excepted, the Business Assets are in good working order and in a functional state of repair and to the knowledge of the Vendor, there are no latent defects;

(zz)     since  the  applicable  date  hereof:

(i) no dividends of any kind or other distribution on any shares of any of the Entities has been declared or paid by the Entities;

(ii) there has been no material adverse change in the financial condition or position of any of the Entities on a consolidated basis and no damage, loss or destruction materially affecting the Business Assets or the right, capacity, or ability of the Entities to carry on the Business or the New World Business as the case may be;

(iii) none of the Entities has increased the pay of or paid or agreed to pay any pension, bonus, share of profits or other similar benefit to or for the benefit of any agent, employee, director, or officer of the Company or the Subsidiaries, except increases in the normal course of business to employees other than officers and directors;

(iv) the Company and New World have conducted the Business and the New World Business as applicable in the usual and normal manner and the Entities have maintained the Business Assets in as good condition as prevailed prior to the date hereof and have made all necessary repairs and replacements thereto;

(v) none of the Entities has waived or surrendered any right of material value; and

(aaa) none of the Entities are in breach of any federal or state rules or regulations governing securities brokers in the United States including, but not limited to, NASD rules and federal securities laws, rules and regulations; and

(bbb)     without  limiting  the  generality  of  the  foregoing, the Management
Services  Agreement  is  in  good standing and remains in full force and effect.

9.     PURCHASER'S  WARRANTIES  AND  REPRESENTATIONS

9.1 The Purchaser warrants and represents to the Vendor, with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein that:

(a) the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

(b) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a legal, valid and binding obligation of the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors;

(c) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required by or with respect to Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations, declarations, qualifications or filings as may be required by the OTC BB and under applicable federal and state securities laws in connection with the transactions set forth herein;

(d) the authorized capital stock of the Purchaser is One Hundred Ten Million (110,000,000) common shares without par value, of which Two Million, Seven Hundred Fifty Thousand (2,750,000) common shares are issued and outstanding as of the date hereof, fully paid and non-assessable;

(e) there is no litigation, proceeding or governmental investigation in progress, pending, threatened or contemplated against or relating to the Purchaser, the business of the Purchaser, or the transactions contemplated by this Agreement;

(f) the following documents have been filed under the Purchaser's former name, Ballynagee Acquisition Corp., with the SEC under the Securities Exchange Act and the rules and regulations promulgated thereto: Schedule 14C Information Statement filed October 13, 1999, Form 8K dated September 20, 1999, Pre 14C filed October 1, 1999 and Form 10SB filed July 30, 1999. As of their respective filing dates, the Purchaser's SEC filings complied in all material respects with the Securities Exchange Act, as of their respective filing dates, the Purchaser's SEC filings did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading;

(g) the Purchaser Shares to be issued to the Vendor hereunder on the Closing Date, will be validly issued, fully paid and non-assessable; and

(h) there are no orders ceasing or suspending trading in the securities of the Purchaser and to the best of the knowledge of the Purchaser, no proceedings for this purpose have been instituted or are pending, contemplated or threatened.

10.     COVENANTS

10.1     Between  the  Execution  Date  and  the  Closing,  the  Vendor:

(a) will cause the Company to afford to the Purchaser and its authorized representatives access during normal business hours to all properties, books, contracts, commitments, records of each of the Entities and furnish such copies (certified if requested) thereof and other information as the Purchaser may reasonably request, and to permit the Purchaser and its authorized representatives to make such audit of the books of account of the Entities and physical verification of the Business Assets as the Purchaser may reasonably see fit;

(b) will diligently take all reasonable steps to obtain, prior to the Closing, all consents and approvals required to complete the transactions contemplated herein in accordance with the terms and conditions hereof including the Consents;

(c) will cause each of the Entities to conduct their business and affairs diligently and only in the ordinary course, and preserve and maintain the goodwill of each of the Entities, the Business Assets, the Business and the New World Business;

(d) will cause each of the Entities to maintain insurance coverage of the scope and in the amounts presently held as more particularly set out in Schedule "O";

(e) will not permit any of the Entities to make or agree to make any payment to any director, officer, employee or agent of any of the Entities except in the ordinary course of business and at the regular rates of salary and commission for such person or as reasonable reimbursement for expenses incurred by such person in connection with the Company.

11.     NON-MERGER

11.1 The representations, warranties, covenants and agreements of the Vendor contained herein and those contained in the documents and instruments delivered pursuant hereto will be true at and as of the Closing as though made at the Closing and will survive the Closing Date for a period ending 24 months after Closing, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases the Vendor of such representation, warranty, covenant or agreement), or any investigation by the Purchaser, the same will remain in full force and effect for the said same 24 month period after Closing.

11.2 The representations, warranties, covenants and agreements of the Purchaser contained herein and those contained in the documents and instruments delivered pursuant hereto will be true at and as of the Closing as though made at the Closing and will survive the Closing Date, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases the Purchaser of such representation, warranty, covenant or agreement), or any investigation by the Vendor, the same will remain in full force and effect.

12.     DUE  DILIGENCE

12.1 The Vendor will, during the remainder of the Due Diligence Period, provide or cause the Entities to provide the Purchaser and its representatives with access to, and will permit the Purchaser and its representatives to make such investigations of the operations, properties, assets and records of the Entities and of their financial and legal condition as the Purchaser deems necessary or advisable for the Purchaser to assess the value thereof and to familiarise itself with same. The Vendor will cause the Entities to sign such consents as may be requested by the Purchaser in order for the Purchaser to conduct due diligence searches at the relevant regulatory or statutory offices and will permit the Purchaser and its representatives to have access to the premises leased by the Entities and the other assets of the Entities at reasonable times so as no to disrupt the routine daily affairs of the Entities, and will produce for inspection and provide copies to the Purchaser of:

(a) all of the Entities' material contracts, leases of real or personal property, permits, licences, title documents, title opinions, insurance policies, pension plans, information relating to employees, information relating to customer lists, documents relating to indebtedness and credit facilities, documents relating to legal or administrative proceedings and other documents of or in possession of the Company or relating to their business and operations; and

(b) the record books for the Entities and all other corporate documents of the Entities.

13.     CONFIDENTIALITY

13.1 Each party agrees that all information provided to it by another party (collectively "Confidential Information") shall be held in complete confidence by it and by its advisors and representatives and shall not, without the prior written consent of that other party, be disclosed to any other person, nor used for any other purpose, other than in connection with the evaluation, negotiation and finalization of the transactions contemplated herein. However, a party's obligation does not apply to Confidential Information:

(a) which is generally available to third parties (unless available as a result of a breach of this Agreement);

(b) which is lawfully in the possession of a party and which was not acquired directly or indirectly from another party; or

(c) the disclosure of which is required by any applicable law or by any supervisory or regulatory body to whose rules a party is subject.

14.     CONDITIONS  PRECEDENT

14.1 The obligations of the Purchaser to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

(a) the representations and warranties of the Vendor contained herein shall be true and correct in all respects at and as of the Closing except as may be in writing disclosed to and approved by the Purchaser;

(b) all covenants, agreements and obligations hereunder on the part of the Vendor to be performed or complied with at or prior to the Closing, including the Vendor's obligation to deliver the documents and instruments herein provided for, shall have been performed and complied with at and as of the Closing;

(c) between the Execution Date and the Closing, none of the Entities shall have experienced any event, circumstance or condition or have taken any action or become subject to any action of any character adversely affecting such Entities, the Business or the New World Business or as would materially reduce the value of the Company, the Business, the New World Business or the Vendor's Shares to the Purchaser;

(d) the Business Assets shall have suffered no material adverse damage or change since the Execution Date and prior to the Closing which, in the sole opinion of the Purchaser, will materially and adversely affect the Business
Assets, the Business, the New World Business or the Entities' operations, prospects or earnings;

(e) on or before the Closing Date, no federal, state, regional or municipal government of any country applicable to the Business or the New World Business or any agency thereof will have enacted any statute or regulation, announced any policy or taken any action that will materially and adversely affect the Business, the New World Business or the Business Assets;

(f) the Purchaser is satisfied in its sole discretion as to the state of the Business Assets and the operations of the Entities after completion of its investigation thereof during the Due Diligence Period;

(g) with the exception of Alan Cohen, concurrent with the Closing, the Purchaser will receive the resignations of the directors and officers of the Company and the Subsidiary set out in Schedule "H", to be effective immediately upon Closing;

(h) no action, suit or proceeding concerning any of the Entities or the Vendor will be pending or threatened by or before any court of competent jurisdiction or governmental entity wherein an unfavourable judgment, order, decree, stipulation or injunction would affect materially and adversely the right of the Entities to own, operate or control the Business or New World Business or the Business Assets owned by such Entities, and no such judgment, order, decree stipulation or injunction will be in effect;

(i) Alan Cohen will have agreed to remain a director of the Company and entered into an employment contract with the Company and New World, effective as of the Closing, on terms satisfactory to Mr. Cohen and to the Purchaser;

(j) New World shall have entered into such agreement with the Company to elaborate and expand on the terms of the Management Services Agreement as the Purchaser, acting reasonably, shall request; and

(k) the Vendor shall have granted to the Purchaser the New World Option and shall have entered into such agreements and done such things in furtherance of the New World Option as the Purchaser, acting reasonably shall request.

14.2 The conditions set forth in Section 14.1 are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing in whole or in part at any time.

14.3 The obligations of the Vendor to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated, that:

(a) the representations and warranties of the Purchaser contained herein are true and correct in all material respects at and as of the Closing except as may be in writing disclosed to and approved by the Vendor;

(b) all covenants, agreements and obligations hereunder on the part of the Purchaser to be performed or complied with at or prior to the Closing, including in particular the Purchaser's obligations to deliver the documents and instruments herein provided for, have been performed and complied with as at the Closing;

(c) between the Execution Date and the Closing, the Purchaser has not experienced any event, circumstance or condition or have taken any action or become subject to any action of any character adversely affecting the Purchaser or as would materially reduce the value of the Purchaser Shares;

(d) the Vendor is satisfied in its sole discretion as to the state of the business assets and the operations of the Purchaser after completion of its investigation thereof during the Due Diligence Period;

(e) the Purchaser will appoint a nominee of the Vendor to the Board of Directors of the Purchaser effective as of the Closing; and

(f) on or before the Closing Date, no federal, state, regional or municipal government of any country applicable to the Purchaser's business or any agency thereof will have enacted any statute or regulation, announced any policy or taken any action that will materially and adversely affect the Purchaser, its business or its assets.

14.4 The conditions set forth in Section 14.3 are for the exclusive benefit of the Vendor and may be waived by the Vendor in whole or in part at any time.

14.5 The respective obligations of each party to this Agreement to consummate the transactions herein contemplated are subject to the satisfaction at or prior to the Closing of the following conditions:

(a) all consents, approvals, authorizations, waivers and orders of any regulatory authorities, shareholders or third parities required or necessary or desirable for the completion of the transactions contemplated herein shall have been obtained or received by the Company and the Purchaser with the exception of the requisite NASD approval, if any; and

(b) the Vendor, the Purchaser and a duly authorized escrow agent enter into the Escrow Agreement attached hereto as Schedule "N".

15.     TRANSACTIONS  OF  THE  VENDOR  AT  THE  CLOSING

15.1 At the Closing, the Vendor will execute and deliver or cause to be executed and delivered all documents, instruments, resolutions and share certificates as are necessary to effectively transfer and assign the Vendor's Shares to the Purchaser, free and clear of all Liens, including:

(a) certified copies of resolutions of the directors of the Company authorizing the transfer of the Vendor's Shares and the registration of the Vendor's Shares in the name of the Purchaser and authorizing the issue of new share certificates representing the Vendor's Shares in the name of the Purchaser;

(b) share certificates representing the Vendor's Shares in the name of the Vendor, duly endorsed for transfer to the Purchaser;

(c) duly issued share certificates in the name of the Purchaser representing the Vendor's Shares;

(d) with the exception of Alan Cohen, resignations in writing of any of the directors and officers and signing officers of the Company;

(e) all corporate records and books of account of the Company including, minute books, share register books, share certificate books and annual reports;

(f)     the  corporate  seal  of  the  Company;

(g) the employment and consulting contracts for all of the current employees and consultants of the Company;

(h) releases, in form and substance satisfactory to the Purchaser, acting reasonably, executed by the Vendor in favour of the Company releasing the Company from any and all manner of actions, causes of action, suits, proceedings, debts, dues, profits, expenses, contracts, damages, claims, demands and liabilities whatsoever, in law or equity, which the Vendor ever had, now has, or may have against either of the Company for or by reason of any matter, cause or thing whatsoever done or omitted to be done by the Company up to the Closing other than in respect of obligations of the Company to the Vendor arising in respect of:

(i) earned but unpaid salary and unpaid benefits for the then current pay period; and

(ii) any obligations pursuant to indemnities granted to the Vendor by the Company in connection with his acts as director of the Company provided that such indemnities shall be ineffective in respect of any act or omission which would constitute a default or breach pursuant to this Agreement or which render any representation or warranty given hereunder untrue or inaccurate;

(i)     the  Consents;

(j) a Closing Warranty and Certificate from the Vendor confirming that the conditions to be satisfied by the Vendor, unless waived, set out in Section 14.3 have been satisfied at the Closing and that all representations and warranties of the Vendor contained in this Agreement are true at and as of the Closing;

(k) an opinion of the Vendor's Solicitors addressed to the Purchaser and the Purchaser's Solicitors in a form reasonably satisfactory to the Purchaser's Solicitors;

(l)     the  Escrow  Agreement  duly  executed  by  the  Vendor;

(m) the New World Option and related agreements and documents, duly executed by the Vendor; and

(n) all such other documents and instruments as the Purchaser's Solicitors may reasonably require.

16.     TRANSACTIONS  OF  THE  PURCHASER  AT  THE  CLOSING

16.1     The  Purchaser  will  deliver  the  following  at  the  Closing:

(a) certificates representing the Purchaser Shares less the Escrow Shares in the names of the Vendor;

(b) certificates representing the Escrow Shares in the names of the Vendor to be delivered to the Escrow Agent in accordance with the terms of the Escrow Agreement;

(c) a Closing Warranty and Certificate from the Purchaser confirming that the conditions to be satisfied by the Purchaser, unless waived, set out in
Section 14.1 have been satisfied at the Closing and that all representations and warranties of the Purchaser contained in this Agreement are true at and as of the Closing;

(d) an opinion of the Purchaser's Solicitors addressed to the Vendor and the Vendor's Solicitors in a form reasonably satisfactory to the Vendor's solicitors;

(e) certified copies of the resolutions of the directors of the Purchaser authorizing the acquisition of the Vendor's Shares and the issuance of the Purchaser Shares to the Vendor and share certificates evidencing same as provided herein; and

(f) all such other documents and instruments as the Vendor's Solicitors may reasonably require.

17.     CLOSING  ESCROW

17.1 At the Closing the Vendor shall cause the Vendor's Closing Documents and the Purchaser shall cause the Purchaser's Closing Documents to be lodged with the Purchaser's Solicitors to be held in escrow subject to the following conditions:

(a) receipt by the Purchaser of such approvals of the NASD to the transactions contemplated in this Agreement as shall be required as evidenced by a letter from counsel to New World; and

(b) the investment of a minimum of $1,000,000 by the Purchaser in the Company by way of equity or shareholder's loan following which the Vendor's Closing Documents shall be released to the Purchaser and the Purchaser's Closing Documents shall be released to the Vendor provided that, in circumstances where such release does not occur by 4:00 p.m. Vancouver time on January 31, 2000, the Vendor's Closing Documents shall be released to the Vendor and the Purchaser's Closing Documents shall be released to the Purchaser and this Agreement shall terminate and be of no further force and effect in which case the parties hereto shall have no further obligation or liability to one another in respect of the matters dealt with herein.

17.2     Notwithstanding  the  date  of  release  from escrow in accordance with
Section 17.1 herein, the Closing shall for all purposes be deemed to have occurred effective as at the Closing Date.

18.     POST  CLOSING  AGREEMENTS

18.1 The Vendor will indemnify and hold harmless the Purchaser from and against:

(a) any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of the Vendor under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder;

(b) any and all losses, damages or deficiencies resulting from any Indebtedness of any of the Entitles existing as of the Closing Date save and except the Accounts Payable and Permitted Liens and regular payments pursuant to the Contracts;

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing whose cause existed as of the Closing Date;

and the Purchaser is hereby authorized to settle such claims and make any payment in relation thereto as the Purchaser reasonably sees fit after consulting and reasonably inquiring of Vendor, and all moneys so paid or any losses, costs or expenses so incurred by the Purchaser will constitute indebtedness of the Vendor to the Purchaser hereunder.

18.2 The Vendor will provide reasonable assistance in preparing and filing all financial statements, tax returns and other documents required by law in respect of any government charges or in respect of any domestic or foreign federal, provincial, municipal, state, territorial or other taxing statute for fiscal periods of the Company ending for tax purposes on or before the time of Closing.

19.     TIME  OF  THE  ESSENCE

19.1     Time  is  of  the  essence  of  this  Agreement.

20.     FURTHER  ASSURANCES

20.1 The parties will execute and deliver all such further documents and instruments and do all such acts and things as may be reasonably necessary or required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

21.     SUCCESSORS  AND  ASSIGNS

21.1 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other parties.

22.     COUNTERPARTS

22.1 This Agreement may be executed in several counterparts and by fax transmission, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

23.     NOTICE

23.1 Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered or sent by pre-paid registered mail, to the following addresses:

(a)     If  to  the  Vendor:
585  Stewart  Avenue,  Suite  412
Garden  City,  NY  11530

(b)     If  to  the  Purchaser:
1005-740  West  Pender  Street
Vancouver,  B.C.,  V6C  2T8

Attention:  John  F.  Huguet

with  a  copy  to  the  Purchaser's  Solicitors  as  follows:

Clark,  Wilson
Barristers  and  Solicitors
#800  -  885  West  Georgia  Street
Vancouver,  BC,  V6C  3H1

Attention:  David  Cowan

or to such other address as any party may specify in writing to the other parties.

23.2 Any notice delivered on a business day will be deemed conclusively to have been effectively given on the date notice was delivered.

23.3 Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

24.     ENTIRE  AGREEMENT

24.1 This Agreement contains the sole and entire agreement between the parties and any modifications must be in writing and signed by each party. The parties will in good faith investigate and negotiate the most tax effective method of carrying out the intentions of this Agreement.

25.     TENDER

25.1 Tender may be made upon the Vendor or Purchaser or upon the Purchaser's Solicitors and money may be tendered by cheque certified by a chartered bank or by electronic wire transfer.

26.     PROPER  LAW

26.1 This Agreement will be governed by and construed in accordance with the province of the laws of the State of New York and the parties will attorn to the Courts thereof.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed and delivered this 30th day of November, 1999.

SIGNED,  SEALED  and  DELIVERED  by     )
ALAN  COHEN  in  the  presence  of:     )
                                        )
                                        )
Signature                               )
                                        )
Print  Name                             )
                                        )
Address                                 )
                                         )     /s/  Alan  Cohen
                                         )     ----------------
Occupation                               )     ALAN  COHEN

TRADE-FAST,  INC.

Per:     /s/  Jonathan  Bekhor
         ---------------------
         Authorized  Signatory

E-FINANCIAL  DEPOT.COM,  INC.

Per:     /s/  John  Huguet
         -----------------
     Authorized  Signatory

                                  SCHEDULE "A"

                                 SEE ATTACHMENTS

                                  SCHEDULE "B"
                                    CONSENTS
NIL

                                  SCHEDULE "C"
                                    CONTRACTS

                                  SCHEDULE "D"
                              FINANCIAL STATEMENTS

                                  SCHEDULE "E"
                         NEW WORLD FINANCIAL STATEMENTS

                                  SCHEDULE "F"
                                 PERMITTED LIENS
NIL

                                  SCHEDULE "G"
                          AUTHORIZED AND ISSUED CAPITAL
I     TRADE-FAST,  INC.
AUTHORIZED  CAPITAL:

ISSUED  CAPITAL:

                                  SCHEDULE "H"
                             DIRECTORS AND OFFICERS
                                TRADE-FAST, INC.
DIRECTORS
---------
1.     Alan  Cohen
OFFICERS
--------
1.     Alan  Cohen
2.

                                  SCHEDULE "I"
                               BANKING ARRANGEMENT

                                  SCHEDULE "J"
                                  EMPLOYEE LIST

                                  SCHEDULE "K"
                              EMPLOYEE BENEFIT PLAN

                                  SCHEDULE "L"
                                   LITIGATION
NIL

                                  SCHEDULE "M"
                              INTELLECTUAL PROPERTY

                                  SCHEDULE "N"
                                ESCROW AGREEMENT

                                  SCHEDULE "O"
                               INSURANCE POLICIES